UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2016

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
141 Front Street
Hamilton HM 19
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 − Regulation FD
Item 7.01 Regulation FD Disclosure
On May 18, 2016, Aspen Insurance Holdings Limited (the “Company” or “Aspen”) issued a press release announcing changes involving executive officers, which is attached as Exhibit 99.1.
Section 8 - Other Events
Item 8.01 Other Events
On May 18, 2016, Aspen issued a press release announcing that Stephen Postlewhite, a named executive officer of Aspen and previously the Chief Executive Officer of Aspen Re, has been appointed to the position of Chief Executive Officer of Aspen Insurance with immediate effect. Mr. Postlewhite succeeds Mario Vitale who intends to retire from Aspen on June 30, 2016. Thomas Lillelund, previously the Managing Director for Asia Pacific of Aspen Re, has been appointed to the position of Chief Executive Officer of Aspen Re with immediate effect. In addition, Robert Rheel, currently the President of Aspen U.S. Insurance, has announced his intention to retire from Aspen in June 2016.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(a)	The following exhibit is furnished as part of this report:

99.1	Press Release of the Registrant dated May 18, 2016.

The information furnished under Item 7.01 “Regulation FD Disclosure” shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: May 18, 2016	By:	/s/ Scott Kirk
	Name:	Scott Kirk
	Title:	Chief Financial Officer